UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported): August 25, 2004


                          ADC TELECOMMUNICATIONS, Inc.
             (Exact name of registrant as specified in its charter)


           Minnesota                    0-1424                 41-0743912
       (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)



              13625 Technology Drive, Eden Prairie, Minnesota 55344 (Address of principal executive offices, including zip code)



                                 (952) 938-8080
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ADC Telecommunications, Inc. has reported its 3rd quarter 2004 financial results. The Company's press release dated August 25, 2004 announcing the results is attached hereto as Exhibit 99.1.


ITEM 7.01. REGULATION FD DISCLOSURE

ADC Telecommunications, Inc. has reported its 3rd quarter 2004 financial results. The Company's press release dated August 25, 2004 announcing the results is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits.

           Exhibit 99.1:   Press Release dated August 25, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ADC TELECOMMUNICATIONS, INC.
                                            (Registrant)



Date:  August 25, 2004         By: /s/ Gokul V. Hemmady
                               -------------------------------------------
                                       Gokul V. Hemmady
                               Vice President and Chief Financial Officer

                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT


                                INDEX TO EXHIBITS




Exhibit No.                Description
----------                 -----------
     99.1                  Press Release dated August 25, 2004